EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Ever-Glory International Group, Inc.  (the "Company") on Form  10-QSB for the  period  ending  September 30,  2005,  as filed with the Securities and Exchange  Commission on the date hereof  (the  "Report"), I, Wei Ru Qing , Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2) The  information  contained in the Report fairly  presents,  in all material  respects, the financial condition and results of operations of the Company

/s/ Wei Ru Qing

By: Wei Ru Qing

Chief Financial Officer

November 21, 2005